SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                Current Report Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934


        Date of Report (Date of Earliest Event Reported) February 6, 2002


                                SPECTRAFAX CORP.
                     --------------------------------------
             (exact name of registrant as specified in its charter)


  FLORIDA                                            59-2412164
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(State or other jurisdiction of       (IRS Employer Identification No.)
incorporation or organization)

501 Goodlette Road B206            Naples, Florida 34102
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(Address of principal executive offices)

Registrant's telephone number, including area code:    (941)643-5060
                                                       -------------

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Item 5.  Other events.

Registrant announced the signing of new $1.3m university contract.


Item 7  Financial Statements and Exhibits.

(c)      Exhibits.


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99.1     Press Release


             Tricomp Corporation Signs New $1.3M University Contract

Naples, FL. February 6, 2002 - SpectraFAX Corp. (OTC/BB:SRFX) who is merging with Tricomp Corporation, announced the signing of another large university located in the Southwest to its Enroll2College enrollment software/hardware platform. The Enroll2College platform actually tracks the inventory of every available seat, for every class. The students are immediately notified of vacancies within their perspective selections. This makes the enrollment process easier for the student and the university. This university, with over 50,000 students, can now allow students to enroll into any specific class either online or over the telephone and know immediately if the class they chose is available.

Tricomp is a three-year old software firm whose market consists of institutional and educational computer interlocking software users. Their Patent-Pending technology provides numerous applications for large educational facilities specifically colleges and universities.

Tricomp's CEO, Barbara Sugerman, indicated that the impact will mean an additional $1.3 million revenues over the next 2 years. "Obviously, we are very excited about the new contract, especially as it comes off the heals of our recently announced merger agreement with SpectraFAX Corp.," stated Ms. Sugerman, "This helps solidify our long term vision of continued growth and value for our shareholders."

Serefex Corporation (SRFX:BB) will be the existing new entity resulting from the anticipated successful merger of SpectraFax and Tricomp; subject to shareholder approval. In a recent release, Tricomp reported over $5 million in sales for 2001 and 75% growth. Serefex expects an additional $850,000 of profits
(ebit) from a soon to be added real estate division, currently valued over 6 million dollars.

This press release contains forward-looking statements that are based upon current expectations and involve a number of risks and uncertainties. In order for the company to utilize the "safeharbor" provisions of the Private Securities Litigation Reform act of 1955, you are hereby cautioned, and the Company hereby notes, that these statements may be affected by risk factors affecting the Company generally, as well as those identified in the SpectraFAX Registration Statement on Form 10-SB with the Securities and Exchange Commission, and actual results could differ materially from the forward-looking statements. The Company undertakes no obligations to update or revise any such forward-looking statements.

     CONTACT:   SpectraFAX Corp., Naples
                Thomas Conwell, 941-643-5060




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                                    SIGNATURE

Pursuant to the requirements of section 13 or 15(d) of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                          SPECTRAFAX CORP.
                                          /s/ Thomas J. Conwell
                                          ------------------------
                                          Thomas J. Conwell,
                                          CEO